UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 26, 2010
Date of Report (Date of earliest event reported)

CALECO PHARMA CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-51261	20-1147435
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

103 East Holly Street, #410
National Bank Building,
Bellingham, WA	98225
(Address of principal executive offices)	(Zip Code)

(360) 306-1133
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Second Extension to Share Purchase Agreement

On April 26, 2010, Caleco Pharma Corp. (the “Company”), Natac Biotech, S.L. (“Natac”) and the principal shareholders of Natac agreed to amend the Share Purchase Agreement dated February 10, 2010, as amended on March 19, 2010, (the “Share Purchase Agreement”) among the Company, Natac and the principal shareholders of Natac.

Under the terms of the second amendment agreement (the “Second Amendment to the Share Purchase Agreement”), the Company, Natac and the principal shareholders of Natac agreed to further extend the closing date of the Share Purchase Agreement from April 19, 2010 to July 19, 2010.

The above summary is qualified in its entirety by reference to the full text of the Second Amendment to the Share Purchase Agreement, a copy of which is filed as exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Second Extension to Lab Facilities and Services Agreement

On April 26, 2010, the Company and Natac agreed to amend the terms of the Lab Facilities and Services Agreement dated for reference February 18, 2010, as amended on March 19, 2010, (the “Lab Facilities and Services Agreement”) between the Company and Natac.

Under the terms of the amendment agreement (the “Second Amendment Agreement to the Lab Facilities and Services Agreement”) dated for reference April 19, 2010, the Lab Facilities and Services Agreement was amended as follows:

(a)	the closing date of the Lab Facilities and Services Agreement was further extended from April 19, 2010 to May 19, 2010;

(b)	the due date of the promissory note issued to Natac in the amount of 130,000 Euros (the “Promissory Note”) was extended as follows:

(i) 80,000 Euros of the Promissory Note is payable on or before April 30, 2010; and

(ii) 50,000 Euros of the Promissory Note is payable on or before May 19, 2010;

(c)	each quarterly payment to Natac under the Lab Facilities and Services Agreement was extended by an additional month as a result of the extension of the closing date; and

(d)	the term of the Lab Facilities and Services Agreement was extended to May 31, 2013.

The above summary is qualified in its entirety by reference to the full text of the Second Amendment to the Lab Facilities and Services Agreement, a copy of which is filed as exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description of Exhibit
10.1	Share Purchase Agreement dated February 10, 2010 among the Company, Natac Biotech S.L., and the principal shareholders of Natac Biotech S.L.(1)

10.2	Lab Facilities and Service Agreement dated for reference February 18, 2010 between the Company and Natac Biotech S.L.(2)

10.3	Amendment Agreement to Share Purchase Agreement dated March 19, 2010 among the Company, Natac Biotech, S.L. and the principal shareholders of Natac Biotech S.L.(3)

10.4	Amendment Agreement to Lab Facilities and Services Agreement dated March 19, 2010 between the Company and Natac Biotech, S.L. (3)

10.5	Second Amendment Agreement to Share Purchase Agreement dated for reference April 19, 2010 among the Company, Natac Biotech, S.L. and the principal shareholders of Natac Biotech S.L.

10.6	Second Amendment Agreement to Lab Facilities and Services Agreement dated for reference April 19, 2010 between the Company and Natac Biotech, S.L.

(1) Filed as an exhibit to our Current Report on Form 8-K filed on February 16, 2010.
(2) Filed as an exhibit to our Current Report on Form 8-K filed on February 22, 2010.
(3) Filed as an exhibit to our Current Report on Form 8-K filed on March 25, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALECO PHARMA CORP.

Date: April 27, 2010
By: /s/ John Boschert

JOHN BOSCHERT
Chief Executive Officer, Chief Financial Officer,
President, Secretary and Treasurer